UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DATA STORAGE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

Your **Vote** Counts!

DATA STORAGE CORPORATION

2026 Annual Meeting
Vote by September 1, 2026
11:59 PM ET

Data Storage
CORPORATION

DATA STORAGE CORPORATION
244 5TH AVENUE, 2ND FL, SUITE 2821
NEW YORK, NEW YORK 10001

T01651-P55114

You invested in DATA STORAGE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Data Storage Corporation 2026 Annual Meeting of Shareholders. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 2, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 19, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 2, 2026
11:00 am Eastern Time

Marriott Melville
1350 Walt Whitman Road
Melville, NY 11747

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. You are encouraged to access and review the proxy materials, online, by email or in paper form, by following the instructions set forth in this Notice before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Charles M. Piluso	For
1b.	Harold J. Schwartz	For
1c.	Thomas C. Kempster	For
1d.	John Argen	For
1e.	Lawrence A. Maglione, Jr.	For
1f.	Matthew Grover	For
1g.	Todd Correll	For
1h.	Clifford Stein	For
1i.	Nancy M. Stallone	For
1j.	Uwayne A. Mitchell	For
2.	Proposal to ratify Rosenberg Rich Baker Berman, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3.	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the accompanying proxy statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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T01652-P55114